UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2017

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On May 9, 2017, MagneGas Corporation (the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) with an institutional investor (“Investor”). The Company previously sold to the Investor (i) Senior Convertible Debentures (the “Convertible Debentures”), Series E-1 Common Stock Purchase Warrants, Series E-2 Common Stock Purchase Warrants, Series E-5 Common Stock Purchase Warrants and Series E-6 Common Stock Purchase Warrants, pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) thereof and/or Regulation D thereunder and (ii) Series E-4 Common Stock Purchase Warrants and Series E-7 Common Stock Purchase Warrants pursuant to an effective registration statement under the Securities Act (collectively, the “Warrants”). The Warrants are currently exercisable for 22,198,554 shares of Common Stock. For more information regarding the Convertible Debentures and Warrants, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 27, 2016. Under the terms of the Exchange Agreement, the Investor has agreed to exchange with the Company (the “Exchange”), the Warrants for (i) 2,700 shares of newly issued Series B Convertible Preferred Stock at a stated value of $1,000 per share and convertible into 9,000,000 shares of Common Stock at a conversion price of $0.30 and (ii) 1,000,000 shares of newly issued Common Stock (collectively, the “Exchange Securities”).

The above description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of such Exchange Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Convertible Debenture

Pursuant to terms of the Exchange Agreement, the Company also agreed to amend the terms of the Convertible Debentures, which has a current outstanding principal amount of $829,000, as follows: (i) the Conversion Price of the Convertible Debenture is reduced from $0.57 to $0.30, subject to adjustment under the Exchange Agreement or under the terms of such Convertible Debenture, which will result in an increase of 1,308,947 shares of Common Stock that may be issuable upon conversion of the Convertible Debenture and (ii) the Company shall be permitted to prepay the then-outstanding principal amount of the Convertible Debenture, together with a prepayment premium in the amount of 10% of the principal amount being prepaid, without having to obtain the prior written consent of the Investor as required by Section 2(b) of the Convertible Debenture.

The above description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of such Exchange Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Leak-Out Agreement

On May 9, 2017, the Company entered into a Leak-Out Agreement with the Investor in connection with the Exchange Agreement attached hereto as Exhibit 10.1. The Leak-Out Agreement mandates that from the date that the Investor executes the Exchange Agreement (the “Effective Date”) and ending on the earlier of (i) the date that the Company receives notice from Nasdaq that it is back in compliance with the $1.00 minimum bid requirement and (ii) June 1, 2017 (such period, the “Restricted Period”), at any time that the then prevailing bid price of the Company’s common stock on the trading market (as reported by Bloomberg L.P.) is less than $0.30 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date of the Leak-Out Agreement), neither the Investor, nor any affiliate of such Investor, shall sell dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any trading day during the Restricted Period (any such date, a “Date of Determination”), an amount of the Exchange Securities more than 20% of the trading volume of Common Stock as reported by Bloomberg, LP for the applicable Date of Determination.

The above description of the Leak-Out Agreement does not purport to be complete and is qualified in its entirety by the full text of such Leak-Out Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Securities Purchase Agreement, Debenture and Guarantee

On May 9, 2017, the Company entered into a Securities Purchase Agreement (“SPA”) with the Investor providing for the sale and issuance of 8% Senior Debentures. Pursuant to the SPA, the Company agrees to sell, and the Investor agrees to purchase up to an aggregate of $1,000,000 principal amount of Senior Debentures (“Debenture”). The Debenture is due in November 2017 and bears interest at a rate of 8% per annum based on a 360-day year. The Company is required to make interest payments quarterly beginning on the original issuance date of the Debenture. The Debenture is unsecured and is not convertible.

In conjunction with the SPA and Debenture, the Company’s subsidiaries executed a Subsidiary Guarantee (“Guarantee”) for the benefit of the Investor. The Guarantee guarantees repayment of the Debenture and includes all of the Company’s wholly owned subsidiaries as joint and several guarantors.

There was no placement agent for this transaction.

The above description of the SPA, Debenture and Guarantee do not purport to be complete and are qualified in its entirety by the full text of such SPA, Debenture and Guarantee, which are attached hereto as Exhibit 10.3, 10.4 and 10.5, respectively and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Exchange Agreement, the Company will issue (i) 2,700 shares of newly issued Series B Convertible Preferred Stock convertible into 9,000,000 shares of Common Stock and (ii) 1,000,000 shares of newly issued Common Stock (collectively, the “Exchange Securities”), to the Investor pursuant to Section 3(a)(9) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), in exchange for warrants to purchase 22,198,554 shares of Common Stock held by the Investor. The issuance of the Exchange Securities pursuant to the Exchange Agreement as described herein is exempt from registration under the Securities Act pursuant to the provisions of Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Pursuant to the terms of the SPA, the Debentures were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Exchange Agreement, prior to the scheduled closing date of the exchange transaction described in Item 1.01 of this Current Report on Form 8-K,the Company shall file a Certificate of Designation of Series B Convertible Preferred Stock (the "Certificate of Designation") with the Secretary of State for the State of Delaware. The summary of the rights, powers, and preferences of the Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.

On May 10, 2017, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Certificate of Designation of Series B Convertible Preferred Stock

10.1	Exchange Agreement

10.2	Leak-Out Agreement

10.3	Securities Purchase Agreement

10.4	Form of 8% Senior Debenture

10.5	Subsidiary Guarantee

99.1	Press Release issued on May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

MAGNEGAS CORPORATION

/s/ Ermanno Santilli
By: Ermanno Santilli
Its: Chief Executive Officer